UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                January 10, 2006

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13794                                  13-3818402
           33-90786                                  13-3818407
           33-90786-01                               13-3818405
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     (Commission File Number)               (IRS Employer Identification No.)

    1000 Boardwalk at Virginia Avenue
         Atlantic City, New Jersey                     08401
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  (Address of Principal Executive Offices)           (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

           This report on Form 8-K is being filed at this time to correct an inaccuracy contained in the proxy statement, dated September 9, 2005 (the "Proxy Statement"), for the 2005 Annual Stockholders' Meeting of Trump Entertainment Resorts, Inc. (the "Company"), the successor to Trump Hotels & Casino Resorts, Inc. ("THCR").

           Reference is made to the disclosure on page 29 of the Proxy Statement under the heading "Riviera Holdings Corporation."

           In such section, the Company inadvertently stated that on April 5, 2004, Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), the predecessor to Trump Entertainment Resorts Holdings, L.P., had purchased Mr. Trump's equity ownership in Riviera Holdings Corporation pursuant to options to purchase granted by Mr. Trump to THCR Holdings. In fact, Mr. Trump had sold such shares to an unaffiliated third party, and the options granted to THCR Holdings were terminated without exercise, as previously disclosed in THCR's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2004.

                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 10, 2006


                                  TRUMP ENTERTAINMENT RESORTS, INC.



                                  By:      /s/ Robert M. Pickus
                                          --------------------------------------
                                  Name:   Robert M. Pickus
                                  Title:  Executive Vice President and Secretary



                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                  By:     /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary


                                  TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                  By:      /s/ Robert M. Pickus
                                          --------------------------------------
                                  Name:   Robert M. Pickus
                                  Title:  Executive Vice President and Secretary